THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                                   COMMERCIAL
                      CONTRACT TO BUY AND SELL REAL ESTATE



                               February 6 , 1998
                        --------------------------------


1.  PARTIES  AND  PROPERTY.   J.D.  CARELLI  ,  buyer(s)   [Buyer],   (as  joint
tenants/tenants in common) agrees to buy, and the undersigned seller(s) [Seller], agrees to sell,on the terms and conditions set forth in this contract, the following described real estate in the County of Gilpin , Colorado, to wit:

Lots Six, Seven, Eighteen, Nineteen, Twenty, Twenty-one, and part of Lot Eight and Part of Dostal Alley, in Block Three in the City of Central, more particularly described as follows:

Beginning at the Southwest corner of Lot Eighteen in said Block Three, a spike nail driven at the end and in the center of a stone wall, which is a mutual boundary between Lots 17 and 18 in said Block 3, whence the Southwest corner of the building upon said Lot 18 bears No. 8'5'54" E., a distance of 2.95 feet; thence N. 8'5'54" E., a distance of 20.74 feet; thence N. 02'28' E., a distance of 21.05 feet; thence N. 00'48'W., a distance of 37.51 feet to the center of a mutual wall; thence along said mutual wall N. 88'18'E., a distance of 62.58 feet to the West edge of a wall which parallels the East side of Dostal Alley; thence
S. 1'30'E., a distance of 23.00 feet to the south edge of a stone wall; thence along said South edge of stone wall S. 63'45'E., a distance of 66.00 feet; thence S. 29'51'W., a distance of 50.00 feet; thence N. 60'09'W., a distance of
29.12 feet; thence N. 89'45'W., a distance of 75.63 feet to the point of beginning.

known as No. 120 Main Street, Central City, Colorado 80427 , Street Address City State Zip together with all interest of Seller in vacated streets and alleys adjacent thereto, all easements and other appurtenances thereto, all improvements thereon and all attached fixtures thereon, except as herein excluded (collectively the Property).

2. INCLUSIONS / EXCLUSIONS. The purchase price includes the following items (a) if attached to the Property on the date of this contract: lighting, heating, plumbing, ventilating, and air conditioning fixtures, TV antennas, water softeners, smoke/fire/burglar alarms, security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls; (b) if on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, all keys and (c) All items pursuant to the attached AGREEMENT FOR PURCHASE AND SALE OF BUSINESS ASSETS executed concurrent with this Contract . The above-described included items (Inclusions) are to be conveyed to Buyer by Seller by bill of sale at the closing, free and clear of all taxes, liens and encumbrances, except as provided in Section 12. The following attached fixtures are excluded from this sale: NONE

3. PURCHASE PRICE AND TERMS. The purchase price shall be $ 2,750,000.00 , payable in U.S. dollars by Buyer as follows: (Complete the applicable terms below.)

(a) EARNEST MONEY. $ N/A in the form of N/A , as earnest money deposit and part payment of the purchase price, payable to and held by N/A , broker, in its trust account on behalf of both Seller and Buyer. Broker is authorized to deliver the earnest money deposit to the closing agent, if any, at or before closing.

The balance of $ 2,750,000.00 (purchase price less earnest money) shall be paid as follows:

SEE SECTION 21, ADDITIONAL PROVISIONS

         (b) CASH AT CLOSING.  (OMITTED)
         (c) NEW LOAN.  (OMITTED)
         (d) ASSUMPTION.  (OMITTED)
         (e) SELLER OR PRIVATE THIRD-PARTY FINANCING.  (OMITTED)

4. FINANCING CONDITIONS AND OBLIGATIONS. (OMITTED)

5. APPRAISAL PROVISION. (OMITTED)

6. COST OF APPRAISAL. (OMITTED)

7. NOT ASSIGNABLE. This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

8. EVIDENCE OF TITLE. Seller shall furnish to Buyer, at Seller's expense, either a current commitment for owner's title insurance policy in an amount equal to the purchase price or at Seller's choice, an abstract of title certified to a current date, on or before FEBRUARY 6, 1998 (Title Deadline). If a title insurance commitment is furnished, Buyer may require of Seller that copies of instruments (or abstracts of instruments) listed in the schedule of exceptions (Exceptions) in the title insurance commitment also be furnished to Buyer at Seller's expense. This requirement shall pertain only to instruments shown of record in the office of the clerk and recorder of the designated county or counties. The title insurance commitment, together with any copies or abstracts of instruments furnished pursuant to this Section 8, constitute the title documents (Title Documents). Buyer, or Buyer's designee, must request Seller, in writing, to furnish copies or abstracts of instruments listed in the schedule of exceptions no later than calendar days after Title Deadline. If Seller furnishes a title insurance commitment, Seller will pay the premium at closing and have the title insurance policy delivered to Buyer as soon as practicable after closing.

9. TITLE.

     (a) TITLE REVIEW. Buyer shall have the right to inspect the Title Documents or abstract. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents or abstract shall be signed by or on behalf of Buyer and given to Seller on or before 5 calendar days after Title Deadline, or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

     (b) MATTERS NOT SHOWN BY THE PUBLIC RECORDS. Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 8, true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(s) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before FEBRUARY 11 , 19 98 . If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

     (c) SPECIAL TAXING DISTRICTS. Special taxing districts may be subject to general obligation indebtedness that is paid by revenues produced from annual tax levies on the taxable property within such districts. Property owners in such districts may be placed at risk for increased mill levies and excessive tax burdens to support the servicing of such debt where circumstances arise resulting in the inability of such a district to discharge such indebtedness without such an increase in mill levies. buyer should investigate the debt financing requirements of the authorized general obligation indebtedness of such districts, existing mill levies of such district servicing such indebtedness, and the potential for an increase in such mill levies.

     In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is given to Seller on or before the date set forth in subsection 9 (b), this contract shall then terminate. If Seller does not receive Buyer's notice by the date specified above, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

     (d) RIGHT TO CURE. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) as provided in subsection (a) or
(b) above, Seller shall use reasonable effort to correct said unsatisfactory title condition(s) prior to the date of closing. If Seller fails to correct said unsatisfactory title condition(s) on or before the date of closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before closing, waive objection to said unsatisfactory title condition(s).

10. INSPECTION. Seller agrees to provide Buyer on or before FEBRUARY 6, 1998 with a written enumeration of all material defects of the Property to the best of Seller's current actual knowledge. Buyer or any designee, shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If written notice of any unsatisfactory condition, signed by or on behalf of Buyer, is not received by Seller on or before FEBRUARY 11 , 19 98 (Objection Deadline), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer. If such notice is received by Seller as set forth above, and if Buyer and Seller have not agreed, in writing, to a settlement thereof on or before FEBRUARY 12 , 19 98 (Resolution Deadline), this contract shall terminate three calendar days following the Resolution Deadline; unless, within the three calendar days, Seller receives written notice from Buyer waiving objection to any unsatisfactory condition. Buyer is responsible for and shall pay for any damage which occurs to the Property and Inclusions as a result of such inspection.

11. DATE OF CLOSING. The date of closing shall be FEBRUARY 13 , 19 98 , or by mutual agreement at an earlier date. The hour and place of closing shall be as designated by BUYER AT CLEAR CREEK-GILPIN COUNTY ABSTRACT CO ("Title Company") .

12. TRANSFER OF TITLE. Subject to tender or payment at closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient SPECIAL WARRANTY deed to Buyer, on closing, conveying the Property free and clear of all taxes except the general taxes for the year of closing, and except ONLY THE EXISTING FIRST DEED OF TRUST, FINANCING STATEMENT FILED IN CONNECTION THEREWITH . Title shall be conveyed free and clear of all liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not; except (i) distribution utility easements (including cable TV), (ii) those matters reflected by the Title Documents accepted by Buyer in accordance with subsection 9(a), (iii) those rights, if any, of third parties in the Property not shown by the public records in accordance with subsection 9(b), (iv) inclusion of the Property within any special taxing district, and (v) subject to building and zoning regulations.

13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before closing from the proceeds of this transaction or from any other source.

14. CLOSING COSTS, DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or required documents at or before closing. Fees for real estate closing services shall not exceed $ 300.00 and shall be paid at closing by 1/2 BY SELLER AND 1/2 BY BUYER.

The local transfer tax of N/A % of the purchase price shall be paid at closing by N/A . Any sales and use tax that may accrue because of this transaction shall be paid when due by N/A .

15. PRORATIONS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, owner's association dues, and interest on continuing loan(s), if any, and ONLY THOSE SERVICE CONTRACTS ASSUMED IN WRITING BY BUYER shall be prorated to date of closing.

16. POSSESSION. Possession of the Property shall be delivered to Buyer as follows: AT CLOSING subject to the following lease(s) or tenancy(s): NONE. If Seller, after closing, fails to deliver possession on the date herein specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $ N/A per day from the date of agreed possession until possession is delivered.

17. CONDITION OF AND DAMAGE TO PROPERTY. Except as otherwise provided in this contract, the Property and Inclusions shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted. In the event the Property shall be damaged by fire or other casualty prior to time of closing, in an amount of not more than ten percent of the total purchase price, Seller shall be obligated to repair the same before the date of closing. In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to credit for all the insurance proceeds resulting from such damage to the Property and Inclusions, not exceeding, however, the total purchase price. Should any Inclusion(s) or service(s) fail or be damaged between the date of this contract and the date of closing or the date of possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, less any insurance proceeds received by Buyer covering such repair or replacement.

18. TIME OF ESSENCE / REMEDIES. Time is of the essence hereof. If any note or check received as earnest money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

     (a) IF BUYER IS IN DEFAULT:

     [Check only one box.]

     |X| (1) SPECIFIC PERFORMANCE. Seller may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

     (2) LIQUIDATED DAMAGES. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection (c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.

     (b) IF SELLER IS IN DEFAULT:

     Buyer may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     (c) COSTS AND EXPENSES. Anything to the contrary herein notwithstanding, in the event of any arbitration or litigation arising out of this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

19. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the earnest money and things of value held by broker or closing agent, unless mutual written instructions are received by the holder of the earnest money and things of value, broker or closing agent shall not be required to take any action but may await any proceeding, or at broker's or closing agent's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

20. ALTERNATIVE DISPUTE RESOLUTION; MEDIATION. If a dispute arises relating to this contract, and is not resolved, the parties and broker(s) involved in such dispute (Disputants) shall first proceed in good faith to submit the matter to mediation. The Disputants will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. In the event the entire dispute is not resolved within thirty (30) calendar days from the date written notice requesting mediation is sent by one Disputant to the other(s), the mediation, unless otherwise agreed, shall terminate. This section shall not alter any date in this contract, unless otherwise agreed.

21. ADDITIONAL PROVISIONS: (The language of these additional provisions has not been approved by the Colorado Real Estate Commission).

     A. Buyer agrees, at Closing, subject to the terms, conditions, and provisions of this Contract, to have the Note Holder, currently J.D. Carelli, execute and deliver to Seller a Covenant Not to Sue Seller (in the form attached hereto as Exhibit A) on the existing Promissory Note and Deed of Trust dated May 31, 1991 ("Loan") valued at the outstanding balance of the "Loan" (which principal balance as of the date of this Contract is agreed upon to be $2,750,000.00) dated May 31, 1991, and recorded June 6, 1991 in Book 512 at Page 426 in the Clerk and Recorder's Office of the County of Gilpin, State of Colorado, and to supply to Seller an appropriate release from personal liability on the loan executed by Note Holder in the form attached hereto as Exhibit B.

     B. The parties agree that this Contract and the Closing is expressly conditional upon the concurrent closing on the attached and incorporated Agreement for Purchase and Sale of Business Assets executed concurrent with this Contract between Seller and Stage Stop Gaming Hall, Inc. The Date of Closing under this Contract, Section 11, is subject to Seller's extension of the same pursuant to Section 6 of the Agreement for Purchase and Sale of Business Assets.

     C. Any notice required to be supplied to Buyer shall also be supplied to his attorney, Kent Jay Levine, Esq., address and telephone number noted below. Any notice required to be supplied to the Seller shall also be supplied to its attorney,

     D. This contract shall survive closing.

     E. Facsimile signatures shall be accepted as originals for the purpose of acceptance and execution of this document. If this document is accepted by both Seller and Buyer in writing, this document shall become effective as the Contract.

     F. THIS CONTRACT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

     G. Section 20 is amended by the addition of the following: the Parties, Disputants, agree that any dispute between them, if not first resolved through mediation, shall be submitted to binding arbitration. The arbitration shall be governed by Colorado law and, absent agreement of the parties, shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and be held in the greater Denver Metropolitan area.

     H. Seller  shall  execute at closing  the IRS  Certificate  of  Non-Foreign
Status.

     I. To the extent possible, the Special Warranty Deed to Purchaser shall reflect any exceptions to title, solely by Recorded Documents of Record specifying the same by Book and Page or Reception Number and date of recordation.

     J. The Title Insurance Committment and Policy, pursuant to Section 8 of this Contract shall be obtained from CLEAR CREEK-GILPIN COUNTY ABSTRACT CO, and shall contain Extended ALTA endorsements, deleting the Standard pre-printed Exceptions, excluding however the "survey" exception and any other exception the title company will not delete without a current survey. Seller agrees to assign to Buyer its rights in any and all surveys it has, and deliver to the same to Buyer at or before Closing.

     K. This Contract is expressly conditional upon the issuance of a Limited Gaming License to Stage Stop Gaming Hall, Inc. on or before February 13, 1998, which shall be at Buyer's sole cost and responsibility. This Contract is also conditional upon Seller obtaining at or before Closing consent or amendment to any obligations of Seller held by third parties to convey the Property to Buyer free of all liens excepting the First Deed of Trust described above in subsection 21 A.

     L. The parties agree that the Seller and Buyer may close by "mail" so long as all their respective documents are received by the Title Company no later than one (1) Business Day prior to closing.

22 RECOMMENDATION OF LEGAL COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Section 19.

24. SELLING COMPANY BROKER RELATIONSHIP. The selling broker, XXXX , and its salespersons have been engaged as XXXX . Selling Company has previously disclosed in writing to the Buyer that different relationships are available which include buyer agency, seller agency, subagency, or transaction-broker.

25. NOTICE TO BUYER. Any notice to Buyer shall be effective when received by Buyer, or, if this box is checked q when received by Selling Company.

26. NOTICE TO SELLER. Any notice to Seller shall be effective when received by Seller or Listing Company.

27. MODIFICATION OF THIS CONTRACT. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.

28. ENTIRE AGREEMENT. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract.

29. NOTICE OF ACCEPTANCE; COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance on or before FEBRUARY , 1998 (Acceptance Deadline). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.


-------------------------------                 -------------------------------
Buyer     J.D. CARELLI                          Buyer


Date of Buyer's signature                       Date of Buyer's signature
FEB. 6, 1998                                    FEB. 6, 1998

Buyer's Address:  P.O. Box 74 , Central City, Colorado 80427


GOLD COIN, INCORPORATED


-------------------------------                  ------------------------------
Seller     by                                    Seller


Date of Seller's signature                       Date of Seller's signature
FEB. 6, 1998                                     FEB. 6, 19

Seller's Address
                 --------------------------------------------------------------

     The undersigned Broker(s) acknowledges receipt of the earnest money deposit specified in Section 3, and Selling Company confirms its Broker Relationship as set forth in Section 24.


Selling Company          NONE


Listing Company          NONE